Operating Systems

Fred Ehlers

Vice President Customer Service

Agenda

Systems used to support a Scheduled
Railroad

Advanced Transportation Systems currently
under Development

I will be covering two topics this afternoon related to operating systems at Norfolk Southern –

The systems we use to support a scheduled railroad and other advanced transportation systems currently under development.

The Network

Before we get into a discussion about the technology, let’s first talk about the Norfolk Southern network.

While some trains move directly from origin to destination, more often than not, railcars get switched from one train to another, normally multiple times, as they move through the NS network and the larger North American rail network.

Similar to the UPS package network, our rail network operates off a series of hub and spokes – with our large classification yards being equivalent to the UPS sorting facilities and our trains being analogous to the trailer transportation system between those facilities.

On average, cars moving in our General Merchandise network will normally get switched at 2 or 3 classification yards during their journey from origin to destination.

CANADA
Waterville
Rouses Point
Albany
Buffalo
Binghamton
Detroit
Chicago
Toledo
Cleveland
New York/New Jersey
Des Moines
Ft Wayne
Allentown
Philadelphia
Pittsburgh
Harrisburg
Wilmington
Columbus
Hagerstown
Baltimore
Indianapolis
Cincinnati
Manassas
Kansas City
Charleston
St. Louis
Louisville
Richmond
Lexington
Norfolk
Roanoke
Winston-Salem
Raleigh
Knoxville
Asheville
Charlotte
Morehead City
Chattanooga
Memphis
Huntsville
Columbia
Atlanta
Birmingham
Charleston
Macon
Dallas
Meridian
Savannah
Shreveport
Brunswick
Jacksonville
New Orleans
Mobile
Palatka
To Miami
Norfolk Southern Railway and its Railroad Operating Subsidiaries
NS Trackage & Haulage Rights

Major Classification Yards

The Norfolk Southern system employs 13 large, high production, gravity flow, classification yards across the network. Supporting these yards are a larger group of regional and industrial yards where groups of cars are further broken down and assembled as part of the process of moving freight through the network.

Eastern roads, in comparison to Western roads, generally operate shorter distances in more heavily populated and industrialized areas of the country. Despite its size, our network is extremely complex due to the fact that we handle shipments between 40,000 origin-destination point pairs.

Thoroughbred Operating Plan

Two Parts

The Plan

Execution

The Plan

Tools to develop and manage the plan –
Operating Plan Developer (OPD)

A highly detailed, digitized plan

Communication pathways, highly integrated
systems

Underlying systems to easily support changes to
the plan (train schedules & car routing)

Now that I have reviewed the network basics, let me turn to the Thoroughbred Operating Plan and in particular how we employ systems to help us run to plan.

Of course, the Thoroughbred Operating Plan, or TOP, is composed of two parts – the plan and, the execution of the plan.

Let's start with the plan.

From a system perspective, the list of important components start with the tool we use to develop and manage the plan – at Norfolk Southern it is an internally developed application called Operating Plan Developer or OPD. OPD is a great system that allows us to develop, test, and analyze a complete operating plan in an off-line, planning environment. It is an extremely powerful tool and unique in the rail industry.

The plan is highly detailed, and of course, digital

For a plan to be effective, it has to be communicated. At NS the plan is communicated through highly integrated systems, that in turn, present the plan to a variety of users through an easily understood user interface.

And finally, supporting the plan, are powerful production systems that facilitate changes in a easy and efficient manner.

Thoroughbred Operating Plan

Execution

Communication Platform (TYES)

Early Warning – Service Failure Alerts

Documentation of Failures

Focused Metrics

Timely Performance Feedback

Equally important, is the execution of the operating plan, and we employ a series of systems to support that aspect as well.

TYES, or Thoroughbred Yard Enterprise System, serves as our main communication platform to users of transportation data.

Within TYES, we provide early warnings to notify employees of impending service failures.

TYES also documents service failures to aid in root cause analysis and remediation.

Employing our data warehouse, we provide a battery of metrics on all aspects of the transportation cycle.

And just as important, we provide those metrics on a very timely basis.

CYO

DTSR

ABC

ITMS

Shipment Details - Waybills
(EDI, Internet BOL, etc)

Customer
Requests

Routing Instructions, Trip Plans, ETAs,
Inventory Mgmt Codes, Releases

Train Reporting,
Shipment Reporting

NS Waybill

System

Trip Plan Creation

ABC – Algorithmic Blocking & Classification

DTSR – Dynamic Train Service Register

ITMS – Integrated Transportation Management System

TYES – Thoroughbred Yard Enterprise System

ETAs, Shipment
Tracking, and
Notification

TYES

For the rest of this section we are going to focus on plan execution, but before I get into that, let me very quickly walk you through the backbone of the process - the trip plan.

The trip plan starts with the tendering of a bill of lading by the customer, which triggers the creation of a waybill. From the waybill, we dynamically create a trip plan based on the current car routing instructions provided by ABC, or Algorithmic Blocking and Classification, and current set of train schedules from DTSR, or Dynamic Train Service Register. The trip plan is then passed to TYES to be utilized by our field forces, employees in our Central Yard Office in Atlanta, and customers.

MainFrame Session A

QWS3270 Edit View Options Tools Help

```
_                      Print
B057                              * *  Trip Plan  * *                  TNTLS
+------------------------------------------------+ Screen 2     of 3      +
Car/Waybill: CR 237967       Version: 01  of 01    Priority: B   Comp Ind: N
Start: 05-29 13:21  Early: 06-04 17:00      Ichr:
Stop : 06-04 23:00  Late : 06-05 11:00      Ichd:
Waybill 4047087302  WB Rels: 05-29 13:21 E  Srce: PU  05-29 21:53:57
                                                              MG: RETURN RKS
Sq Evnt                                    Block  Block    D  Scheduled   T Cp Nx
 # Type  Sta    Road City/State    Train    Orig   Name     T  Date/Time   Z Id Tr
-- ---- ------ ---- ----------- -------- ------------------------------------------
11 ARIL PC23    NS   CONWAY    PA 17G C230 MV4    CONWAP   2 05-31 12:35 E  Y
12 DFLC PC23    NS   CONWAY    PA 15K C301 PC23   BELVUP   3 06-01 02:15 E  E  Y
13 ARIL 00248   NS   BELLEVUE OH 15K C301 PC23   BELVUP   3 06-01 08:35 E  N*
14 DFLC 00248   NS   BELLEVUE OH 331 B102 00248  DETP     4 06-02 07:30 E  N  Y
15 ARIL CD292   NS   TOLAIRLI OH 331 B102 00248  DETP     4 06-02 10:45 E  N
16 DFLC CD292   NS   TOLAIRLI OH 331 B002 00248  DETP     4 06-02 12:00 E  N  B
17 ARIL DR7     NS   RIVROUGE MI 331 B002 00248  DETP     4 06-02 14:20 E  N
18 DFLC DR7     NS   RIVROUGE MI 331 B002 00248  DETP     4 06-02 15:20 E  N  B
19 ARRI 09873   NS   OAKWOOD  MI 331 B002 00248  DETP     4 06-02 15:50 E  N
20 AVPL 09873   NS   OAKWOOD  MI                          4 06-02 15:50 E  N
F1=Help                F3=AltKeys   F4=Mv Detail F5=SvcPlan   F6=Act Vs TP
F7=Back      F8=Forward F9=Cutoff                F11=WbMenu   F12=PrevScn
                                                         06/01/07 09:07:52
```

Connected to TNPU1040.NSCORP.COM port 23 | DOCw | 4/15 | NUM | 09:08:27 | IBM-3278-2-E - H@S4KV

The Trip Plan

And, this is the outcome of the process. In its raw form - this is the trip plan that we use route the car, supply ETAs to our customers and partners, and to measure the overall shipment performance and the constituent transportation components.

This is the second page of a three page plan to move a car between Morrisville, PA an Detroit, Michigan.

Within this plan, we specifically identify:

MainFrame Session A
QWS3270 Edit View Options Tools Help
Print
B057 * * Trip Plan * * TNTLS
+---+ Screen 2 of 3 +
Car/Waybill: CR 237967 Version: 01 of 01 Priority: B Comp Ind: N
Start: 05-29 13:21 Early: 06-04 17:00 Ichr:
Stop : 06-04 23:00 Late : 06-05 11:00 Ichd:
Waybill 4047087302 WB Rels: 05-29 13:21 E Srce: PU 05-29 21:53:57
MG: RETURN RKS
Sq Evnt Block Block D Scheduled T Cp Nx
Type Sta Road City/State Train Orig Name T Date/Time Z Id Tr
11 ARIL PC23 NS CONWAY PA 17G C230 MV4 CONWAP 2 05-31 12:35 E Y
12 DFLC PC23 NS CONWAY PA 15K C301 PC23 BELVUP 3 06-01 02:15 E E Y
13 ARIL 00248 NS BELLEVUE OH 15K C301 PC23 BELVUP 3 06-01 08:35 E N*
14 DFLC 00248 NS BELLEVUE OH 331 B102 00248 DETP 4 06-02 07:30 E N Y
15 ARIL CD292 NS TOLAIRLI OH 331 B102 00248 DETP 4 06-02 10:45 E N
16 DFLC CD292 NS TOLAIRLI OH 331 B002 00248 DETP 4 06-02 12:00 E N B
17 ARIL DR7 NS RIVROUGE MI 331 B002 00248 DETP 4 06-02 14:20 E N
18 DFLC DR7 NS RIVROUGE MI 331 B002 00248 DETP 4 06-02 15:20 E N B
19 ARRI 09873 NS OAKWOOD MI 331 B002 00248 DETP 4 06-02 15:50 E N
20 AVPL 09873 NS OAKWOOD MI 4 06-02 15:50 E N
F1=Help F3=AltKeys F4=Mv Detail F5=SvcPlan F6=Act Vs TP
F7=Back F8=Forward F9=Cutoff F11=WbMenu F12=PrevScn
06/01/07 09:07:52
Connected to TNPU1040.NSCORP.COM port 23
DOCw 4/15 NUM 09:08:27 IBM-3278-2-E - H@S4KV

The Trip Plan

arrival and departure events;

MainFrame Session A
QWS3270 Edit View Options Tools Help

```
                         Print
B057                           * *  Trip Plan  * *                        TNTLS
+-------------------------------------------------+ Screen 2     of 3       +
Car/Waybill: CR 237967        Version: 01  of 01    Priority: B   Comp Ind: N
Start: 05-29 13:21  Early: 06-04 17:00       Ichr:
Stop : 06-04 23:00  Late : 06-05 11:00       Ichd:
Waybill 4047087302  WB Rels: 05-29 13:21 E  Srce: PU  05-29 21:53:57
                                                               MG: RETURN RKS
Sq Evnt                                       Block  Block    D  Scheduled   T Cp Nx
 # Type  Sta    Road City/State    Train      Orig   Name     T  Date/Time   Z Id Tr
-- ---- ------ ---- ------------ --------- ----------------------------------------
11 ARIL PC23   NS   CONWAY    PA 17G C230 MV4    CONWAP   2 05-31 12:35 E  Y
12 DFLC PC23   NS   CONWAY    PA 15K C301 PC23   BELVUP   3 06-01 02:15 E  E  Y
13 ARIL 00248  NS   BELLEVUE  OH 15K C301 PC23   BELVUP   3 06-01 08:35 E  N*
14 DFLC 00248  NS   BELLEVUE  OH 331 B102 00248  DETP     4 06-02 07:30 E  N  Y
15 ARIL CD292  NS   TOLAIRLI  OH 331 B102 00248  DETP     4 06-02 10:45 E  N
16 DFLC CD292  NS   TOLAIRLI  OH 331 B002 00248  DETP     4 06-02 12:00 E  N  B
17 ARIL DR7    NS   RIVROUGE  MI 331 B002 00248  DETP     4 06-02 14:20 E  N
18 DFLC DR7    NS   RIVROUGE  MI 331 B002 00248  DETP     4 06-02 15:20 E  N  B
19 ARRI 09873  NS   OAKWOOD   MI 331 B002 00248  DETP     4 06-02 15:50 E  N
20 AVPL 09873  NS   OAKWOOD   MI                          4 06-02 15:50 E  N
F1=Help                 F3=AltKeys   F4=Mv Detail F5=SvcPlan   F6=Act Vs TP
F7=Back      F8=Forward  F9=Cutoff                F11=WbMenu   F12=PrevScn
                                                        06/01/07 09:07:52
```

Connected to TNPU1040.NSCORP.COM port 23 | DOCw | 4/15 | NUM | 09:08:27 | IBM-3278-2-E - H@S4KV

The Trip Plan

event locations;

MainFrame Session A
QWS3270 Edit View Options Tools Help
Print
B057 * * Trip Plan * * TNTLS
+---+ Screen 2 of 3 +
Car/Waybill: CR 237967 Version: 01 of 01 Priority: B Comp Ind: N
Start: 05-29 13:21 Early: 06-04 17:00 Ichr:
Stop : 06-04 23:00 Late : 06-05 11:00 Ichd:
Waybill 4047087302 WB Rels: 05-29 13:21 E Srce: PU 05-29 21:53:57
MG: RETURN RKS
Sq Evnt Block Block D Scheduled T Cp Nx
Type Sta Road City/State Train Orig Name T Date/Time Z Id Tr
11 ARIL PC23 NS CONWAY PA 17G C230 MV4 CONWAP 2 05-31 12:35 E Y
12 DFLC PC23 NS CONWAY PA 15K C301 PC23 BELVUP 3 06-01 02:15 E E Y
13 ARIL 00248 NS BELLEVUE OH 15K C301 PC23 BELVUP 3 06-01 08:35 E N*
14 DFLC 00248 NS BELLEVUE OH 331 B102 00248 DETP 4 06-02 07:30 E N Y
15 ARIL CD292 NS TOLAIRLI OH 331 B102 00248 DETP 4 06-02 10:45 E N
16 DFLC CD292 NS TOLAIRLI OH 331 B002 00248 DETP 4 06-02 12:00 E N B
17 ARIL DR7 NS RIVROUGE MI 331 B002 00248 DETP 4 06-02 14:20 E N
18 DFLC DR7 NS RIVROUGE MI 331 B002 00248 DETP 4 06-02 15:20 E N B
19 ARRI 09873 NS OAKWOOD MI 331 B002 00248 DETP 4 06-02 15:50 E N
20 AVPL 09873 NS OAKWOOD MI 4 06-02 15:50 E N
F1=Help F3=AltKeys F4=Mv Detail F5=SvcPlan F6=Act Vs TP
F7=Back F8=Forward F9=Cutoff F11=WbMenu F12=PrevScn
06/01/07 09:07:52
Connected to TNPU1040.NSCORP.COM port 23 DOCw 4/15 NUM 09:08:27 IBM-3278-2-E - H@S4KV

The Trip Plan

trains; and

MainFrame Session A
QWS3270 Edit View Options Tools Help
Print
B057 * * Trip Plan * * TNTLS
+--+ Screen 2 of 3 +
Car/Waybill: CR 237967 Version: 01 of 01 Priority: B Comp Ind: N
Start: 05-29 13:21 Early: 06-04 17:00 Ichr:
Stop : 06-04 23:00 Late : 06-05 11:00 Ichd:
Waybill 4047087302 WB Rels: 05-29 13:21 E Srce: PU 05-29 21:53:57
MG: RETURN RKS
Sq Evnt Block Block D Scheduled T Cp Nx
Type Sta Road City/State Train Orig Name T Date/Time Z Id Tr
11 ARIL PC23 NS CONWAY PA 17G C230 MV4 CONWAP 2 05-31 12:35 E Y
12 DFLC PC23 NS CONWAY PA 15K C301 PC23 BELVUP 3 06-01 02:15 E E Y
13 ARIL 00248 NS BELLEVUE OH 15K C301 PC23 BELVUP 3 06-01 08:35 E N*
14 DFLC 00248 NS BELLEVUE OH 331 B102 00248 DETP 4 06-02 07:30 E N Y
15 ARIL CD292 NS TOLAIRLI OH 331 B102 00248 DETP 4 06-02 10:45 E N
16 DFLC CD292 NS TOLAIRLI OH 331 B002 00248 DETP 4 06-02 12:00 E N B
17 ARIL DR7 NS RIVROUGE MI 331 B002 00248 DETP 4 06-02 14:20 E N
18 DFLC DR7 NS RIVROUGE MI 331 B002 00248 DETP 4 06-02 15:20 E N B
19 ARRI 09873 NS OAKWOOD MI 331 B002 00248 DETP 4 06-02 15:50 E N
20 AVPL 09873 NS OAKWOOD MI 4 06-02 15:50 E N
F1=Help F3=AltKeys F4=Mv Detail F5=SvcPlan F6=Act Vs TP
F7=Back F8=Forward F9=Cutoff F11=WbMenu F12=PrevScn
06/01/07 09:07:52
Connected to TNPU1040.NSCORP.COM port 23 DOCw 4/15 NUM 09:08:27 IBM-3278-2-E - H@S4KV

The Trip Plan

event date and times.

Two Measurement Levels

Shipment performance and consistency are the high
level, customer view of transportation performance.

Shipment performance must be decomposed into
actionable measures aligned with transportation
operations

Train Performance

Connection Performance

Transportation Metrics

Of course, the most important measurement aspect is overall shipment performance, which is the high level, customer view of our transportation performance.

But to support shipment performance, we must decompose the transportation process into the base components – train performance and connection performance.

Train Performance Time Series

Train 152-VALDOSTA-MACON, operates: SMTWTFS

arriving MACON, GA

Train Originations from 5/01/2007 to 5/31/07

Operated: 27 scheduled and 2 extras

upper and lower limits are +2:00 and -2:00 from schedule

20 are within limits and 22 are less than the upper limit

actual time
scheduled time
upper limit
lower limit
time of day
05/01
05/02
05/03
05/04
05/05
05/06
05/08
05/09
05/10
05/11
05/13
05/14
05/16
05/17
05/18
05/19
05/20
05/21
05/22
05/23
05/24
05/25
05/26
05/27
05/28
05/30
05/31

0:00 = noon

train origin date

trn orig dt		schedule		actual		variance	loads	Mts	cars	tons	lnth	cars on extra
Tue	05/01/07	Tue	05/01/07 07:30 PM	Tue	05/01/07 07:30 PM	0:00	85	59	144	12462	7625	
Wed	05/02/07	Wed	05/02/07 07:30 PM	Wed	05/02/07 09:18 PM	1:48	38	78	116	6913	6817	
Thu	05/03/07	Thu	05/03/07 07:30 PM	Thu	05/03/07 06:45 PM	-0:45	63	47	110	9329	6037	
Fri	05/04/07	Fri	05/04/07 07:30 PM	Fri	05/04/07 10:15 PM	2:45	43	64	107	7324	6096	121
Sat	05/05/07	Sat	05/05/07 07:30 PM	Sat	05/05/07 08:20 PM	0:50	54	47	101	8540	5792	
Sun	05/06/07	Sun	05/06/07 07:30 PM	Sun	05/06/07 04:46 PM	-2:44	45	74	119	7970	6858	
Tue	05/08/07	Tue	05/08/07 07:30 PM	Tue	05/08/07 06:00 PM	-1:30	62	87	149	10588	8152	
Wed	05/09/07	Wed	05/09/07 07:30 PM	Wed	05/09/07 07:15 PM	-0:15	73	78	151	11410	8655	
Thu	05/10/07	Thu	05/10/07 07:30 PM	Thu	05/10/07 06:30 PM	-1:00	73	77	150	11396	8438

Train Performance

For train performance, we monitor schedule adherence with a variety of metrics. This graph shows time-of-day on the vertical access and days on the horizontal axis. The heavy horizontal line indicates the scheduled time, the dashed lines above and below indicate the upper and lower “on-time” limits, while the plotted points indicate actual performance.

This is the performance of train 152, which runs from Valdosta to Macon, GA, into Macon for the month of May.

Train Performance Report

For trains with scheduled terminations between 5/17/07 and 5/30/07

198 NEWORLEA-MACON MER Operates: SMTWTFS Measured at MACON defect type: late

13 Week Performance Trend

100%
80%
60%
40%
20%
0%
03/06/07
03/13/07
03/20/07
03/27/07
04/03/07
04/10/07
04/17/07
04/24/07
05/01/07
05/08/07
05/15/07
05/22/07
05/29/07
orig
transit
dest

14 day route summary

100%
80%
60%
40%
20%
0%
0
100
200
300
400
500
600
700
miles from origin

Crew Segment Performance

transit		segs	actual	sched	miles	cars	tons	length	locos
NEW ORLEANS	MERIDIAN	14	6:02	8:45	194	56	4485	3237	
MERIDIAN	BIRMINGHAM	14	6:53	5:15	161	55	4415	3215	
BIRMINGHAM	COLUMBUS	14	5:40	8:00	140	55	4415	3215	2.8
COLUMBUS	MACON	14	5:14	7:59	97	86	6790	4949	2.8

miles from origin - dwell loc	segs	actual	sched	dept+15min	sched activity
193.62-MERIDIAN	14	1:22	1:59	100%	pickup, setout,
354.45-BIRMINGHAM	14	1:02	0:14	86%	
494.71-COLUMBUS	14	4:54	1:58	79%	

14 day operations detail

						Scheduled Train Perf and Size					Delays to Scheduled Trains							
org-dt	pln	op	ex	sched trn from - to	extra trn from-to-cars	orig	transit	dest	cars	tons	road	term	crew	Loco	Fgn RR	Mech	Engr	other
5/16	1	1	0	NEW ORLEANS-MACON	-	3:30A	9:30A	13:00A	59	3726								
5/17	1	1	0	NEW ORLEANS-MACON	-	1:45A	5:38L	3:53L	57	5311			7:15				1:30	
5/18	1	1	0	NEW ORLEANS-MACON	-	0:15A	2:00A	2:15A	59	4932	0:29	1:00	3:40					
5/19	1	1	0	NEW ORLEANS-MACON	-	1:35A	6:05A	7:39A	69	4818							0:49	
5/20	1	1	0	NEW ORLEANS-MACON	-	3:10A	8:35A	11:45A	68	6292							0:03	
5/21	1	1	0	NEW ORLEANS-MACON	-	1:45A	7:35A	9:20A	36	3461							0:05	
5/22	1	1	0	NEW ORLEANS-MACON	-	2:35A	4:30A	7:04A	53	4191							0:22	
5/23	1	1	0	NEW ORLEANS-MACON	-	1:05A	0:52A	1:56A	44	2558								1:00
5/24	1	1	0	NEW ORLEANS-MACON	-	2:15A	3:41L	1:25L	56	4740			3:29					
5/25	1	1	0	NEW ORLEANS-MACON	-	3:35A	1:05A	4:39A	81	6361								
5/26	1	1	0	NEW ORLEANS-MACON	-	3:30A	1:45A	5:15A	42	3818			0:31					
5/27	1	1	0	NEW ORLEANS-MACON	-	2:55A	6:54A	9:48A	84	7844							0:55	
5/28	1	1	0	NEW ORLEANS-MACON	-	3:45A	3:00A	6:44A	63	4604								
5/29	1	1	0	NEW ORLEANS-MACON	-	2:20A	0:30A	2:50A	69	4273	0:44					2:15		
	14	14	0			100%	86%	93%	60	4781	0:05	0:04	1:04	0:00	0:00	0:09	0:16	0:04

Train Performance

Here is another train performance metric, but with more information on schedule deviation and delay factors.

The train under review is train 198, which runs from New Orleans to Macon. On the bottom half of the screen, you see the performance data of train 198 for the last 14 days.

Train Performance Report

For trains with scheduled terminations between 5/17/07 and 5/30/07

198 NEWORLEA-MACON MER Operates: SMTWTFS Measured at MACON defect type: late

13 Week Performance Trend

100%
80%
60%
40%
20%
0%
03/06/07
03/13/07
03/20/07
03/27/07
04/03/07
04/10/07
04/17/07
04/24/07
05/01/07
05/08/07
05/15/07
05/22/07
05/29/07
orig
transit
dest

14 day route summary

100%
80%
60%
40%
20%
0%
0
100
200
300
400
500
600
700
miles from origin

Crew Segment Performance

transit		segs	actual	sched	miles	cars	tons	length	locos
NEW ORLEANS	MERIDIAN	14	6:02	8:45	194	56	4485	3237	
MERIDIAN	BIRMINGHAM	14	6:53	5:15	161	55	4415	3215	
BIRMINGHAM	COLUMBUS	14	5:40	8:00	140	55	4415	3215	2.8
COLUMBUS	MACON	14	5:14	7:59	97	86	6790	4949	2.8

miles from origin - dwell loc	segs	actual	sched	dept+15min	sched activity
193.62-MERIDIAN	14	1:22	1:59	100%	pickup, setout,
354.45-BIRMINGHAM	14	1:02	0:14	86%	
494.71-COLUMBUS	14	4:54	1:58	79%	

14 day operations detail

						Scheduled Train Perf and Size					Delays to Scheduled Trains							
org-dt	pln	op	ex	sched trn from - to	extra trn from-to-cars	orig	transit	dest	cars	tons	road	term	crew	Loco	Fgn RR	Mech	Engr	other
5/16	1	1	0	NEW ORLEANS-MACON	-	3:30A	9:30A	13:00A	59	3726								
5/17	1	1	0	NEW ORLEANS-MACON	-	1:45A	5:38L	3:53L	57	5311			7:15				1:30	
5/18	1	1	0	NEW ORLEANS-MACON	-	0:15A	2:00A	2:15A	59	4932	0:29	1:00	3:40					
5/19	1	1	0	NEW ORLEANS-MACON	-	1:35A	6:05A	7:39A	69	4818							0:49	
5/20	1	1	0	NEW ORLEANS-MACON	-	3:10A	8:35A	11:45A	68	6292							0:03	
5/21	1	1	0	NEW ORLEANS-MACON	-	1:45A	7:35A	9:20A	36	3461							0:05	
5/22	1	1	0	NEW ORLEANS-MACON	-	2:35A	4:30A	7:04A	53	4191							0:22	
5/23	1	1	0	NEW ORLEANS-MACON	-	1:05A	0:52A	1:56A	44	2558								1:00
5/24	1	1	0	NEW ORLEANS-MACON	-	2:15A	3:41L	1:25L	56	4740			3:29					
5/25	1	1	0	NEW ORLEANS-MACON	-	3:35A	1:05A	4:39A	81	6361								
5/26	1	1	0	NEW ORLEANS-MACON	-	3:30A	1:45A	5:15A	42	3818			0:31					
5/27	1	1	0	NEW ORLEANS-MACON	-	2:55A	6:54A	9:48A	84	7844							0:55	
5/28	1	1	0	NEW ORLEANS-MACON	-	3:45A	3:00A	6:44A	63	4604								
5/29	1	1	0	NEW ORLEANS-MACON	-	2:20A	0:30A	2:50A	69	4273	0:44					2:15		
	14	14	0			100%	86%	93%	60	4781	0:05	0:04	1:04	0:00	0:00	0:09	0:16	0:04

Train Performance

On this report, departure performance from origin (New Orleans) is displayed in the column outlined in blue, over the road transit performance is outlined in green, and performance at destination (Macon) is outlined in red. Delay information is outlined in yellow.

As you may or may not be able to see, this train is getting out of New Orleans on-time 100% of the time, but it is only making it over the road on-time 86% of the time, for an average on-time arrival into Macon of 93%. This clearly points to line-of-road delays as the problem. If you look in the yellow box, you can see the different delay categories and the impact on each day. Crew delay on line-of-road is the culprit here.

64.6%
25.2%
10.2%
Orig/Dest Terminal/Customer
Line Haul Transit
Intermediate Terminal

Where do cars spend their time?

As important as train performance is – more important, from the perspective of overall shipment performance, is connection performance. In fact, connection performance is highly correlated to shipment performance.

This pie chart breaks down the entire loaded car cycle into 3 components –

Customer time, including origin and destination terminal time, in blue,

Intermediate terminal time in green, and

Line Haul Transit Time in red - the time it is moving on a train.

As you can see, a car spends 250% more time at intermediate yards awaiting connection than it does on a road train – that it why it is so important to get the connection right.

Connection Performance

There are currently 284 yards monitored
and measured for connection performance

Because of this, there are currently 284 yards that are monitored and measured for connection performance on Norfolk Southern.

Connection Planning Tools

Allows Yardmasters to scan trains or yards for
cars that are scheduled to make a specific
outbound train.

Cars are color coded by connection status:

RED - Cars that have already missed their scheduled
connection

GREEN - Cars that are scheduled to the train in
question

ORANGE - Cars that are in jeopardy of missing their
scheduled connection due to a late inbound train

BLUE - Cars that will advance ahead of schedule if
they are moved on the train in question

Within TYES, we provide yard personnel a variety of views to allow yard personnel to scan trains and yards for cars that are scheduled to make a specific outbound connection.

We are about to get into some example of this, but before we move on to the next slides, let’s first review the color coding scheme.

Red – Cars that have already missed their scheduled connection and have been rescheduled – these are the hot cars.

Green – Cars that are scheduled to the train in question. We just need to keep these on-plan.

Orange – Cars that are in jeopardy of missing their scheduled connection due to a late inbound train. These may require special action.

Blue – Cars that will advance ahead of schedule if they are moved on the train in question.

Inbound Train Detail View

Station: 242H - MACON

Train: 334G631 - SHEFFIEL-MACON MER

Display: (•) Railcar ( ) Intermodal

Selection Summary			
Loads	Empties	Tons	Feet

Train Summary				
Cars	Loads	Empties	Tons	Feet
146	63	83	9652	8129

H-R	Equipment	Cmdty	L/E	Wgt	ClassCd	Hand	Locl	Ordered	NxtTrn	Prty	Excptn	Attn	AAR	Consignee	Dest/O
46	TGAX 131382	PHOSP	E	611	WOCCIP	DANG			151G302			CMRM	T104	PCSUSA	
		CLASS 8 (CORROSIVE MATERIAL) >DANGEROUS<													
47	TGAX 131435	PHOSP	E	646	WOCCIP	DANG			151G302			CMRM	T104	PCSUSA	
		CLASS 8 (CORROSIVE MATERIAL) >DANGEROUS<													
48	CSXT 507744		E	605	CLSCP				192G501		J		A302	INTPAPER	
49	TR 407059		E	706	VLDTAP				151G302				A405	PACKAGIN	
50	TR 407094		E	706	VLDTAP				151G302				A405	PACKAGIN	
51	TR 407114		E	706	VLDTAP				151G302				A405	PACKAGIN	
52	VR 003173		E	624	VLDTAP				151G302				A402	PACKAGIN	
53	TR 407080		E	706	VLDTAP				151G302				A405	PACKAGIN	
54	TR 407095		E	706	VLDTAP				151G302				A405	PACKAGIN	
55	GATX 017202	KSLRY	E	595	TENLEP				366G501				T104	IMEPIGME	
56	GATX 048587	KSLRY	E	599	WRENSP				372G502				T104	JMHUBER	
57	ACFX 049216	KAOLN	E	643	TENLEP				366G501				C313	IMEPIGME	
58	GATX 063890	KSLRY	E	663	WRENSP				372G502				T105	JMHUBER	
59	GATX 015278	KSLRY	E	599	TENLEP				366G501				T104	JMHUBER	
60	GATX 016312	KSLRY	E	605	TENLEP				366G501				T104	JMHUBER	
61	GATX 065531	KSLRY	E	582	TENLEP				366G501				T104	JMHUBER	
62	TILX 150362	KSLRY	E	611	TENLEP				366G501				T104	JMHUBER	
63	GATX 018137	KSLRY	E	594	TENLEP				366G501				T104	IMEPIGME	
64	GATX 065045	KSLRY	E	574	TENLEP				366G501				T104	KYTNCLAY	
65	UTLX 025968	PHOSP	E	618	WOCCIP	DANG			151G302			CMRM	T104	PCSUSA	
		CLASS 8 (CORROSIVE MATERIAL) >DANGEROUS<													
66	UTLX 012328	PHOSP	E	614	WOCCIP	DANG			151G302			CMRM	T104	PCSUSA	

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Connection Planning

This is the inbound train consist for train 336 from Sheffield, AL to Macon, GA at Macon. There are 146 cars on this train and we are looking at lines 46 through 66.

Note the:

Inbound Train Detail View

Station: 242H - MACON

Train: 334G631 - SHEFFIEL-MACON MER

Selection Summary

Loads	Empties	Tons	Feet

Display: (•) Railcar ( ) Intermodal

Train Summary

Cars	Loads	Empties	Tons	Feet
146	63	83	9652	8129

H-R	Equipment	Cmdty	L/E	Wgt	ClassCd	Hand	Locl	Ordered	NxtTrn	Prty	Excptn	Attn	AAR	Consignee	Dest/O
46	TGAX 131382	PHOSP	E	611	WOCCIP	DANG			151G302			CMRM	T104	PCSUSA	
		CLASS 8 (CORROSIVE MATERIAL) >DANGEROUS<													
47	TGAX 131435	PHOSP	E	646	WOCCIP	DANG			151G302			CMRM	T104	PCSUSA	
		CLASS 8 (CORROSIVE MATERIAL) >DANGEROUS<													
48	CSXT 507744		E	605	CLSCP				192G501		J		A302	INTPAPER	
49	TR 407059		E	706	VLDTAP				151G302				A405	PACKAGIN	
50	TR 407094		E	706	VLDTAP				151G302				A405	PACKAGIN	
51	TR 407114		E	706	VLDTAP				151G302				A405	PACKAGIN	
52	VR 003173		E	624	VLDTAP				151G302				A402	PACKAGIN	
53	TR 407080		E	706	VLDTAP				151G302				A405	PACKAGIN	
54	TR 407095		E	706	VLDTAP				151G302				A405	PACKAGIN	
55	GATX 017202	KSLRY	E	595	TENLEP				366G501				T104	IMEPIGME	
56	GATX 048587	KSLRY	E	599	WRENSP				372G502				T104	JMHUBER	
57	ACFX 049216	KAOLN	E	643	TENLEP				366G501				C313	IMEPIGME	
58	GATX 063890	KSLRY	E	663	WRENSP				372G502				T105	JMHUBER	
59	GATX 015278	KSLRY	E	599	TENLEP				366G501				T104	JMHUBER	
60	GATX 016312	KSLRY	E	605	TENLEP				366G501				T104	JMHUBER	
61	GATX 065531	KSLRY	E	582	TENLEP				366G501				T104	JMHUBER	
62	TILX 150362	KSLRY	E	611	TENLEP				366G501				T104	JMHUBER	
63	GATX 018137	KSLRY	E	594	TENLEP				366G501				T104	IMEPIGME	
64	GATX 065045	KSLRY	E	574	TENLEP				366G501				T104	KYTNCLAY	
65	UTLX 025968	PHOSP	E	618	WOCCIP	DANG			151G302			CMRM	T104	PCSUSA	
		CLASS 8 (CORROSIVE MATERIAL) >DANGEROUS<													
66	UTLX 012328	PHOSP	E	614	WOCCIP	DANG			151G302			CMRM	T104	PCSUSA	

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Connection Planning

car initial and number,

Inbound Train Detail View

Station: 242H - MACON

Train: 334G631 - SHEFFIEL-MACON MER

Display: (•) Railcar ( ) Intermodal

Selection Summary			
Loads	Empties	Tons	Feet

Train Summary				
Cars	Loads	Empties	Tons	Feet
146	63	83	9652	8129

H-R	Equipment	Cmdty	L/E	Wgt	ClassCd	Hand	Locl	Ordered	NxtTrn	Prty	Excptn	Attn	AAR	Consignee	Dest/O
46	TGAX 131382	PHOSP	E	611	WOCCIP	DANG			151G302			CMRM	T104	PCSUSA	
		CLASS 8 (CORROSIVE MATERIAL) >DANGEROUS<													
47	TGAX 131435	PHOSP	E	646	WOCCIP	DANG			151G302			CMRM	T104	PCSUSA	
		CLASS 8 (CORROSIVE MATERIAL) >DANGEROUS<													
48	CSXT 507744		E	605	CLSCP				192G501		J		A302	INTPAPER	
49	TR 407059		E	706	VLDTAP				151G302				A405	PACKAGIN	
50	TR 407094		E	706	VLDTAP				151G302				A405	PACKAGIN	
51	TR 407114		E	706	VLDTAP				151G302				A405	PACKAGIN	
52	VR 003173		E	624	VLDTAP				151G302				A402	PACKAGIN	
53	TR 407080		E	706	VLDTAP				151G302				A405	PACKAGIN	
54	TR 407095		E	706	VLDTAP				151G302				A405	PACKAGIN	
55	GATX 017202	KSLRY	E	595	TENLEP				366G501				T104	IMEPIGME	
56	GATX 048587	KSLRY	E	599	WRENSP				372G502				T104	JMHUBER	
57	ACFX 049216	KAOLN	E	643	TENLEP				366G501				C313	IMEPIGME	
58	GATX 063890	KSLRY	E	663	WRENSP				372G502				T105	JMHUBER	
59	GATX 015278	KSLRY	E	599	TENLEP				366G501				T104	JMHUBER	
60	GATX 016312	KSLRY	E	605	TENLEP				366G501				T104	JMHUBER	
61	GATX 065531	KSLRY	E	582	TENLEP				366G501				T104	JMHUBER	
62	TILX 150362	KSLRY	E	611	TENLEP				366G501				T104	JMHUBER	
63	GATX 018137	KSLRY	E	594	TENLEP				366G501				T104	IMEPIGME	
64	GATX 065045	KSLRY	E	574	TENLEP				366G501				T104	KYTNCLAY	
65	UTLX 025968	PHOSP	E	618	WOCCIP	DANG			151G302			CMRM	T104	PCSUSA	
		CLASS 8 (CORROSIVE MATERIAL) >DANGEROUS<													
66	UTLX 012328	PHOSP	E	614	WOCCIP	DANG			151G302			CMRM	T104	PCSUSA	

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Connection Planning

next scheduled train, and

Inbound Train Detail View

Station: 242H - MACON

Train: 334G631 - SHEFFIEL-MACON MER

Display: (•) Railcar ( ) Intermodal

Selection Summary			
Loads	Empties	Tons	Feet

Train Summary				
Cars	Loads	Empties	Tons	Feet
146	63	83	9652	8129

H-R	Equipment	Cmdty	L/E	Wgt	ClassCd	Hand	Locl	Ordered	NxtTrn	Prty	Excptn	Attn	AAR	Consignee	Dest/O
46	TGAX 131382	PHOSP	E	611	WOCCIP	DANG			151G302			CMRM	T104	PCSUSA	
		CLASS 8 (CORROSIVE MATERIAL) >DANGEROUS<													
47	TGAX 131435	PHOSP	E	646	WOCCIP	DANG			151G302			CMRM	T104	PCSUSA	
		CLASS 8 (CORROSIVE MATERIAL) >DANGEROUS<													
48	CSXT 507744		E	605	CLSCP				192G501		J		A302	INTPAPER	
49	TR 407059		E	706	VLDTAP				151G302				A405	PACKAGIN	
50	TR 407094		E	706	VLDTAP				151G302				A405	PACKAGIN	
51	TR 407114		E	706	VLDTAP				151G302				A405	PACKAGIN	
52	VR 003173		E	624	VLDTAP				151G302				A402	PACKAGIN	
53	TR 407080		E	706	VLDTAP				151G302				A405	PACKAGIN	
54	TR 407095		E	706	VLDTAP				151G302				A405	PACKAGIN	
55	GATX 017202	KSLRY	E	595	TENLEP				366G501				T104	IMEPIGME	
56	GATX 048587	KSLRY	E	599	WRENSP				372G502				T104	JMHUBER	
57	ACFX 049216	KAOLN	E	643	TENLEP				366G501				C313	IMEPIGME	
58	GATX 063890	KSLRY	E	663	WRENSP				372G502				T105	JMHUBER	
59	GATX 015278	KSLRY	E	599	TENLEP				366G501				T104	JMHUBER	
60	GATX 016312	KSLRY	E	605	TENLEP				366G501				T104	JMHUBER	
61	GATX 065531	KSLRY	E	582	TENLEP				366G501				T104	JMHUBER	
62	TILX 150362	KSLRY	E	611	TENLEP				366G501				T104	JMHUBER	
63	GATX 018137	KSLRY	E	594	TENLEP				366G501				T104	IMEPIGME	
64	GATX 065045	KSLRY	E	574	TENLEP				366G501				T104	KYTNCLAY	
65	UTLX 025968	PHOSP	E	618	WOCCIP	DANG			151G302			CMRM	T104	PCSUSA	
		CLASS 8 (CORROSIVE MATERIAL) >DANGEROUS<													
66	UTLX 012328	PHOSP	E	614	WOCCIP	DANG			151G302			CMRM	T104	PCSUSA	

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Connection Planning

exception column.

Inbound Train Detail View

Station: 242H - MACON

Train: 334G631 - SHEFFIEL-MACON MER

Display: (•) Railcar ( ) Intermodal

Selection Summary			
Loads	Empties	Tons	Feet

Train Summary				
Cars	Loads	Empties	Tons	Feet
146	63	83	9652	8129

H-R	Equipment	Cmdty	L/E	Wgt	ClassCd	Hand	Locl	Ordered	NxtTrn	Prty	Excptn	Attn	AAR	Consignee	Dest/O
46	TGAX 131382	PHOSP	E	611	WOCCIP	DANG			151G302			CMRM	T104	PCSUSA	
		CLASS 8 (CORROSIVE MATERIAL) >DANGEROUS<													
47	TGAX 131435	PHOSP	E	646	WOCCIP	DANG			151G302			CMRM	T104	PCSUSA	
		CLASS 8 (CORROSIVE MATERIAL) >DANGEROUS<													
48	CSXT 507744		E	605	CLSCP				192G501		J		A302	INTPAPER	
49	TR 407059		E	706	VLDTAP				151G302				A405	PACKAGIN	
50	TR 407094		E	706	VLDTAP				151G302				A405	PACKAGIN	
51	TR 407114		E	706	VLDTAP				151G302				A405	PACKAGIN	
52	VR 003173		E	624	VLDTAP				151G302				A402	PACKAGIN	
53	TR 407080		E	706	VLDTAP				151G302				A405	PACKAGIN	
54	TR 407095		E	706	VLDTAP				151G302				A405	PACKAGIN	
55	GATX 017202	KSLRY	E	595	TENLEP				366G501				T104	IMEPIGME	
56	GATX 048587	KSLRY	E	599	WRENSP				372G502				T104	JMHUBER	
57	ACFX 049216	KAOLN	E	643	TENLEP				366G501				C313	IMEPIGME	
58	GATX 063890	KSLRY	E	663	WRENSP				372G502				T105	JMHUBER	
59	GATX 015278	KSLRY	E	599	TENLEP				366G501				T104	JMHUBER	
60	GATX 016312	KSLRY	E	605	TENLEP				366G501				T104	JMHUBER	
61	GATX 065531	KSLRY	E	582	TENLEP				366G501				T104	JMHUBER	
62	TILX 150362	KSLRY	E	611	TENLEP				366G501				T104	JMHUBER	
63	GATX 018137	KSLRY	E	594	TENLEP				366G501				T104	IMEPIGME	
64	GATX 065045	KSLRY	E	574	TENLEP				366G501				T104	KYTNCLAY	
65	UTLX 025968	PHOSP	E	618	WOCCIP	DANG			151G302			CMRM	T104	PCSUSA	
		CLASS 8 (CORROSIVE MATERIAL) >DANGEROUS<													
66	UTLX 012328	PHOSP	E	614	WOCCIP	DANG			151G302			CMRM	T104	PCSUSA	

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Connection Planning

This train is arriving late into Macon and the system has determined that this car may be in jeopardy of missing its outbound connection on train 192 if special action isn’t taken.

It is important to remember that this view is available prior to the train’s arrival into Macon, thus giving the yardmaster ample to take the appropriate action.

Train Connection Planning
Station
242H
MACON GA
Train ID:
118G201
Search
Schd Time: 05:30a 06/01
Trk/Trn Blocks Cars Loads Empties Tons Feet
CLN1 1 2 0 2 64 112
Date Block Cars Loads Empties Tons Feet
LINWOP 2 0 2 64 112
Trk/Trn Blocks Cars Loads Empties Tons Feet
CT22 1 2 0 2 67 111
Date Block Cars Loads Empties Tons Feet
LINWOP 2 0 2 67 111
Trk/Trn Blocks Cars Loads Empties Tons Feet
CT33 3 41 25 16 3226 2246
Date Block Cars Loads Empties Tons Feet
1 ALLTWP 6 3 3 462 419
1 ENOLAP 3 3 0 380 139
1 LINWOP 22 11 11 1586 1090
2 LINWOP 5 5 0 387 278
31 LINWOP 1 1 0 99 58
ALLTWP 1 1 0 130 80
LINWOP 3 1 2 184 184
Trk/Trn Blocks Cars Loads Empties Tons Feet
CT42 1 4 0 4 150 262
Date Block Cars Loads Empties Tons Feet
1 BHAMXD 4 0 4 150 262
Trk/Trn Blocks Cars Loads Empties Tons Feet
CT48 1 4 4 0 514 231
Date Block Cars Loads Empties Tons Feet
1 DORAVP 4 4 0 514 231
Search Options:
Yards:
Approaching Trains:
Train Queue
Approaching
Approaching
Approaching
Approaching
Approaching
Approaching
Suppress Inbounded Trains
Reset
SUMMARY TOTALS
Class Cars L E Tons Feet
DORAVP 4 4 0 514 231
BHAMXD 6 0 6 230 398
GAINSP 2 2 0 241 122
LINWOP 50 18 32 2831 2555
ENOLAP 3 3 0 380 139
ALLTWP 7 4 3 592 499
TOTALS 72 31 41 4786 3943
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Connection Planning

As opposed to the inbound train consist we just saw, this tool is used to plan outbound trains. In this example, we are planning the cars that will make up train 118 from Macon, GA to Linwood, NC.

The same color scheme applies.

Train Connection Planning

Station: 242H — MACON GA

Train ID: 118G201

Search

Schd Time: 05:30a 06/01

Trk/Trn	Blocks	Cars	Loads	Empties	Tons	Feet
CLN1	1	2	0	2	64	112

Date	Block	Cars	Loads	Empties	Tons	Feet
	LINWOP	2	0	2	64	112

Trk/Trn	Blocks	Cars	Loads	Empties	Tons	Feet
CT22	1	2	0	2	67	111

Date	Block	Cars	Loads	Empties	Tons	Feet
	LINWOP	2	0	2	67	111

Trk/Trn	Blocks	Cars	Loads	Empties	Tons	Feet
CT33	3	41	25	16	3226	2246

Date	Block	Cars	Loads	Empties	Tons	Feet
1	ALLTWP	6	3	3	462	419
1	ENOLAP	3	3	0	380	139
1	LINWOP	22	11	11	1586	1090
2	LINWOP	5	5	0	387	278
31	LINWOP	1	1	0	99	58
	ALLTWP	1	1	0	130	80
	LINWOP	3	1	2	184	184

Trk/Trn	Blocks	Cars	Loads	Empties	Tons	Feet
CT42	1	4	0	4	150	262

Date	Block	Cars	Loads	Empties	Tons	Feet
1	BHAMXD	4	0	4	150	262

Trk/Trn	Blocks	Cars	Loads	Empties	Tons	Feet
CT48	1	4	4	0	514	231

Date	Block	Cars	Loads	Empties	Tons	Feet
1	DORAVP	4	4	0	514	231

Search Options:

Yards:

Approaching Trains:

Train	Queue
	Approaching
	Approaching
	Approaching
	Approaching
	Approaching
	Approaching

☑ Suppress Inbounded Trains

Reset

SUMMARY TOTALS

Class	Cars	L	E	Tons	Feet
DORAVP	4	4	0	514	231
BHAMXD	6	0	6	230	398
GAINSP	2	2	0	241	122
LINWOP	50	18	32	2831	2555
ENOLAP	3	3	0	380	139
ALLTWP	7	4	3	592	499
TOTALS	72	31	41	4786	3943

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Connection Planning

Each section represents a different classification track in the Macon yard.

Based on the color coding, the yardmaster would prioritize the cars on train starting with the red cars, followed by the green, and then the blue.

Outbound Metrics

Search Options

Timeframe

(•) 05/30/07 (Yesterday)

( ) Select Dates

Train Nbr (Ex. 133)

Search

[ ] Suppress Trains with No Failures

Outbound Connection information is available from 05/01/07 thru 05/30/07.

Controlled Stn	# Outb	# Entitled	Misses (Red)	Pct (Red)	Misses (Green)	Pct (Green)	Total Misses	Total Pct	Planned (Orange)	Misses (Orange)	Pct (Orange)
242H - MACON	1099	717	26	3.6%	17	2.4%	43	6.0%	144	37	25.7%

Train	# Outb	# Entitled	Misses (Red)	Pct (Red)	Misses (Green)	Pct (Green)	Total Misses	Total Pct	Planned (Orange)	Misses (Orange)	Pct (Orange)
118G230	38	27	2	7.4%	1	3.7%	3	11.1%	2	0	0.0%
140G230	86	71	0	0.0%	2	2.8%	2	2.8%	0	0	0.0%
151G330	117	107	2	1.9%	2	1.9%	4	3.7%	0	0	0.0%
186G230	41	29	0	0.0%	0	0.0%	0	0.0%	0	0	0.0%
187G630	83	73	1	1.4%	0	0.0%	1	1.4%	0	0	0.0%
192G530	78	17	3	17.6%	0	0.0%	3	17.6%	0	0	0.0%
27AG229	39	0	0	0.0%	0	0.0%	0	0.0%	39	0	0.0%
284G230	75	0	0	0.0%	0	0.0%	0	0.0%	2	0	0.0%
285G328	93	0	0	0.0%	0	0.0%	0	0.0%	93	0	0.0%
321G330	66	58	3	5.2%	0	0.0%	3	5.2%	0	0	0.0%
322G230	85	69	1	1.4%	2	2.9%	3	4.3%	0	0	0.0%
335G630	63	68	3	4.4%	0	0.0%	3	4.4%	0	0	0.0%
346G230	23	24	3	12.5%	0	0.0%	3	12.5%	9	9	100.0%
366G530	105	24	0	0.0%	0	0.0%	0	0.0%	1	1	100.0%
370G530	36	4	2	50.0%	1	25.0%	3	75.0%	37	1	2.7%
371G629	69	16	4	25.0%	8	50.0%	12	75.0%	67	0	0.0%
372G530	91	88	1	1.1%	1	1.1%	2	2.3%	4	4	100.0%

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Connection Performance

This is an after-the-fact, connection performance metric for Macon.

Before we get into this – I’ll tell you this isn’t a particularly good day at Macon, but it makes for a more interesting example.

Outbound Metrics

Search Options

Timeframe

(•) 05/30/07 (Yesterday)

( ) Select Dates

Train Nbr (Ex. 133)

Search

[ ] Suppress Trains with No Failures

Outbound Connection information is available from 05/01/07 thru 05/30/07.

Controlled Stn	# Outb	# Entitled	Misses (Red)	Pct (Red)	Misses (Green)	Pct (Green)	Total Misses	Total Pct	Planned (Orange)	Misses (Orange)	Pct (Orange)
242H - MACON	1099	717	26	3.6%	17	2.4%	43	6.0%	144	37	25.7%

Train	# Outb	# Entitled	Misses (Red)	Pct (Red)	Misses (Green)	Pct (Green)	Total Misses	Total Pct	Planned (Orange)	Misses (Orange)	Pct (Orange)
118G230	38	27	2	7.4%	1	3.7%	3	11.1%	2	0	0.0%
140G230	86	71	0	0.0%	2	2.8%	2	2.8%	0	0	0.0%
151G330	117	107	2	1.9%	2	1.9%	4	3.7%	0	0	0.0%
186G230	41	29	0	0.0%	0	0.0%	0	0.0%	0	0	0.0%
187G630	83	73	1	1.4%	0	0.0%	1	1.4%	0	0	0.0%
192G530	78	17	3	17.6%	0	0.0%	3	17.6%	0	0	0.0%
27AG229	39	0	0	0.0%	0	0.0%	0	0.0%	39	0	0.0%
284G230	75	0	0	0.0%	0	0.0%	0	0.0%	2	0	0.0%
285G328	93	0	0	0.0%	0	0.0%	0	0.0%	93	0	0.0%
321G330	66	58	3	5.2%	0	0.0%	3	5.2%	0	0	0.0%
322G230	85	69	1	1.4%	2	2.9%	3	4.3%	0	0	0.0%
335G630	63	68	3	4.4%	0	0.0%	3	4.4%	0	0	0.0%
346G230	23	24	3	12.5%	0	0.0%	3	12.5%	9	9	100.0%
366G530	105	24	0	0.0%	0	0.0%	0	0.0%	1	1	100.0%
370G530	36	4	2	50.0%	1	25.0%	3	75.0%	37	1	2.7%
371G629	69	16	4	25.0%	8	50.0%	12	75.0%	67	0	0.0%
372G530	91	88	1	1.1%	1	1.1%	2	2.3%	4	4	100.0%

Detail | Collapse All | Close | Help

Connection Performance

What this table is telling us, is that on May 30th we out-bounded 1099 cars from Macon.

Outbound Metrics

Search Options

Timeframe

- (•) 05/30/07 (Yesterday)
- ( ) Select Dates

Train Nbr (Ex. 133) [ ]

[Search]

[ ] Suppress Trains with No Failures

Outbound Connection information is available from 05/01/07 thru 05/30/07.

Controlled Stn	# Outb	# Entitled	Misses (Red)	Pct (Red)	Misses (Green)	Pct (Green)	Total Misses	Total Pct	Planned (Orange)	Misses (Orange)	Pct (Orange)
242H - MACON	1099	717	26	3.6%	17	2.4%	43	6.0%	144	37	25.7%

Train	# Outb	# Entitled	Misses (Red)	Pct (Red)	Misses (Green)	Pct (Green)	Total Misses	Total Pct	Planned (Orange)	Misses (Orange)	Pct (Orange)
118G230	38	27	2	7.4%	1	3.7%	3	11.1%	2	0	0.0%
140G230	86	71	0	0.0%	2	2.8%	2	2.8%	0	0	0.0%
151G330	117	107	2	1.9%	2	1.9%	4	3.7%	0	0	0.0%
186G230	41	29	0	0.0%	0	0.0%	0	0.0%	0	0	0.0%
187G630	83	73	1	1.4%	0	0.0%	1	1.4%	0	0	0.0%
192G530	78	17	3	17.6%	0	0.0%	3	17.6%	0	0	0.0%
27AG229	39	0	0	0.0%	0	0.0%	0	0.0%	39	0	0.0%
284G230	75	0	0	0.0%	0	0.0%	0	0.0%	2	0	0.0%
285G328	93	0	0	0.0%	0	0.0%	0	0.0%	93	0	0.0%
321G330	66	58	3	5.2%	0	0.0%	3	5.2%	0	0	0.0%
322G230	85	69	1	1.4%	2	2.9%	3	4.3%	0	0	0.0%
335G630	63	68	3	4.4%	0	0.0%	3	4.4%	0	0	0.0%
346G230	23	24	3	12.5%	0	0.0%	3	12.5%	9	9	100.0%
366G530	105	24	0	0.0%	0	0.0%	0	0.0%	1	1	100.0%
370G530	36	4	2	50.0%	1	25.0%	3	75.0%	37	1	2.7%
371G629	69	16	4	25.0%	8	50.0%	12	75.0%	67	0	0.0%
372G530	91	88	1	1.1%	1	1.1%	2	2.3%	4	4	100.0%

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Connection Performance

717 of the 1099 cars were entitled to make connections at Macon. The others were moving on bulk commodity, unit trains or trains that were not handled in the yard.

Outbound Metrics

Search Options

Timeframe

(•) 05/30/07 (Yesterday)

( ) Select Dates

Train Nbr (Ex. 133)

Search

[ ] Suppress Trains with No Failures

Outbound Connection information is available from 05/01/07 thru 05/30/07.

Controlled Stn	# Outb	# Entitled	Misses (Red)	Pct (Red)	Misses (Green)	Pct (Green)	Total Misses	Total Pct	Planned (Orange)	Misses (Orange)	Pct (Orange)
242H - MACON	1099	717	26	3.6%	17	2.4%	43	6.0%	144	37	25.7%

Train	# Outb	# Entitled	Misses (Red)	Pct (Red)	Misses (Green)	Pct (Green)	Total Misses	Total Pct	Planned (Orange)	Misses (Orange)	Pct (Orange)
118G230	38	27	2	7.4%	1	3.7%	3	11.1%	2	0	0.0%
140G230	86	71	0	0.0%	2	2.8%	2	2.8%	0	0	0.0%
151G330	117	107	2	1.9%	2	1.9%	4	3.7%	0	0	0.0%
186G230	41	29	0	0.0%	0	0.0%	0	0.0%	0	0	0.0%
187G630	83	73	1	1.4%	0	0.0%	1	1.4%	0	0	0.0%
192G530	78	17	3	17.6%	0	0.0%	3	17.6%	0	0	0.0%
27AG229	39	0	0	0.0%	0	0.0%	0	0.0%	39	0	0.0%
284G230	75	0	0	0.0%	0	0.0%	0	0.0%	2	0	0.0%
285G328	93	0	0	0.0%	0	0.0%	0	0.0%	93	0	0.0%
321G330	66	58	3	5.2%	0	0.0%	3	5.2%	0	0	0.0%
322G230	85	69	1	1.4%	2	2.9%	3	4.3%	0	0	0.0%
335G630	63	68	3	4.4%	0	0.0%	3	4.4%	0	0	0.0%
346G230	23	24	3	12.5%	0	0.0%	3	12.5%	9	9	100.0%
366G530	105	24	0	0.0%	0	0.0%	0	0.0%	1	1	100.0%
370G530	36	4	2	50.0%	1	25.0%	3	75.0%	37	1	2.7%
371G629	69	16	4	25.0%	8	50.0%	12	75.0%	67	0	0.0%
372G530	91	88	1	1.1%	1	1.1%	2	2.3%	4	4	100.0%

Detail | Collapse All | Close | Help ?

Connection Performance

Of the 717 cars that were entitled to be switched at Macon, 80 cars failed.

26 cars in the red category that failed to make connection for a second time.

17 cars in the green category that failed to make their original connection.

And 37 cars in the orange category that failed to make their original connection, but were on a late inbound train. That distinction isn’t an excuse – it’s still a failure, but it just helps us to better understand the cause.

If we drill down to a specific train – train 118 highlighted in blue.

Train Missed Connection Detail

Train Information

Train: 118G230 — Total Outb Cars: 38

Stn: 242H - MACON — Controlled By: 242H - MACON

Misses Between: 05/30/07 and 05/30/07

Total Misses

Red: 2

Green: 1

Orange: 0

Entitled

Plnned: 27

Made: 24

Made Pct: 88.9%

Missed Train	Missed Train Origin	Outb Stn	Tk/Trn	Equipment	L/E	Class Cd	Hand	Lcl Hand	Rsn	User Id	Eff D
118G230	05/30/2007	242H	CT22	SOU 531899	E	LINWOP			BO - BAD ORDER	tll87	02:39a
118G230	05/30/2007	242H	CT40	SOU 585311	E	LINWOP			TF - FWD TRACKS FULL	tll87	02:39a
118G230	05/30/2007	242H	CT40	UTLX 665130	E	LINWOP	DANG		TF - FWD TRACKS FULL	tll87	02:39a

Print — Close — Help

Connection Performance

We can see that the three failures were due to one car that needed to be repaired and two delayed by forwarding yard tracks full (or said another way, heavy outbound volume).

If we see this on a consistent basis, it may indicate that we may need to add on another train or tweak the network routing algorithm.

Connection Performance Trend
Macon
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
12,000
10,000
8,000
6,000
4,000
2,000
0
03/04/06 - 03/10/06
03/25/06 - 03/31/06
04/15/06 - 04/21/06
05/06/06 - 05/12/06
05/27/06 - 06/02/06
06/17/06 - 06/23/06
07/08/06 - 07/14/06
07/29/06 - 08/04/06
08/19/06 - 08/25/06
09/09/06 - 09/15/06
09/30/06 - 10/06/06
10/21/06 - 10/27/06
11/11/06 - 11/17/06
12/02/06 - 12/08/06
12/23/06 - 12/29/06
01/13/07 - 01/19/07
02/03/07 - 02/09/07
02/24/07 - 03/02/07
03/17/07 - 03/23/07
04/07/07 - 04/13/07
04/28/07 - 05/04/07
05/19/07 - 05/25/07
made
advanced ahd of sched
missed - late arrival
missed
cars

Here is Macon’s connection performance for the last 15 months. Same color scheme - the yellow line indicates the number of cars handled.

Actually, the biggest ongoing issue at Macon is that we are advancing too many cars ahead of schedule.

Connection Performance

Hump Yards

05/19/07 - 05/25/07

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
9%
8%
11%
3%
12%
6%
13%
6%
11%
2%
9%
22%
15%
83%
86%
76%
79%
74%
86%
78%
81%
79%
87%
76%
70%
68%
ALLENTOWN
BELLEVUE
BIRMINGHAM
BUCKEYE YARD
CHATTANOOGA
CONWAY
ELKHART
ENOLA
KNOXVILLE
LINWOOD
MACON
ROANOKE
SHEFFIELD
made
advanced ahd of sched
missed - late arrival
missed

Just to give you a flavor for the rest of the system – here is the performance for the week ending May 25 th for our 13 large production yards.

Agenda

Systems used to support a Scheduled
Railroad

Advanced Transportation Systems currently
under Development

OK, let’s move on to the next topic of discussion – advanced transportation systems currently under development at Norfolk Southern.

Advanced Transportation
Systems

Train Management

Unified Train Control System (UTCS)

Optimized Train Control (OTC)

Locomotive Engineer Assist & Data
Recorder (LEADER)

Shipment Routing & Planning

ABC Next Generation (ABC NG)

I’d like to tell you about four systems that represent large, cutting-edge development initiatives that also have a large capacity utilization and efficiency component to them.

Under Train Management we have Unified Train Control System or UTCS, Optimized Train Control or OTC, and Locomotive Engineer Assist & Data Recorder or LEADER.

Under the Shipment Routing & Planning area we have ABC Next Generation.

Unified Train Control System

UTCS Coordinates

Train Movement

Track Maintenance

Analogous to Air Traffic Control

Installed on the Georgia & Piedmont Divisions

To be installed on the Alabama, Central, and Virginia
Divisions in 2007

Features

Exceptional Disaster Recovery

Dispatching System/Function Integration

Advanced Movement Planning

The Unified Train Control System, or UTCS, is our new dispatching system that we are working with General Electric in development and implementation.

UTCS coordinates train movement and track maintenance in real-time over the network. It is analogous to air traffic control. We have already installed UTCS on the Georgia and Piedmont Divisions and in 2007 we will install it on three more of our 11 divisions. UTCS features exceptional disaster recovery, dispatching system/function integration, and advanced movement planning.

Let me talk a bit more about the movement planner.

Movement Planner

Today

Train Sequencing developed by dispatcher

Future

System computes optimal moves based on network level
information

Lengthened Planning Horizon

Decision Factors

Infrastructure & Resource Constraints

Track Topology and “Laws of Physics”

Train Priority

Train Performance against Schedule

Signaling and Routing executed automatically

Unified Train Control System

Today, while we have dispatching systems currently in place, each dispatcher must mentally develop a movement plan over his territory with less than full visibility to the territories adjacent to him.

Quite simply, while we believe we have world class dispatchers, we also believe that we need to move beyond human capability in coordinating train movements across the network. We need a movement planner that coordinates train movements on a network level with a planning horizon many hours into the future.

While this is a daunting development project, in the last several years we have made huge strides in system integration and data quality in order to make this project successful.

As you would expect, the decision factors used in planning are -

Infrastructure & resource constraints, which include tracks, sidings, switches, and yard capacity,

Track topology & laws of physics, such as speed restrictions and train acceleration and braking capability,

Train priority, and

Train performance against schedule, which means trains running behind schedule get priority over trains running ahead of schedule.

Service, Operations, and Capacity Enhanced

Shipment Consistency

Utilization of Existing Infrastructure

More Consistent Train Speeds

More Consistent Crew On-Duty Times

Maintenance Scheduling

Exception Handling & Recovery

Coordination of Yard and Mainline Activity

Unified Train Control System

Service, operations, and capacity are all enhanced with regard to shipment consistency

Utilization of existing infrastructure

More consistent train speeds

More consistent crew on-duty times

Maintenance scheduling

Exception handling & recovery

And, coordination of yard and mainline activity.

GPS
OTC
CENTRAL
SYSTEM
UTCS
TRAIN
POSITION
DISPLAYED
SWITCH
STATUS
ACCURATE
POSITION
PASSING SIDING
WORK
ZONE
25 MPH
INDUSTRY SIDING

Optimized Train Control

OTC Enforces

Movement Authority Limits

Speed Limits

Features

Virtual Signaling System

Satellite Tracking

Improves

Accident & Collision Avoidance

Train & Switch Position Visibility

Throughput and Capacity of Existing Infrastructure

Efficiency of Personnel

The next system – Optimized Train Control, or OTC, is Norfolk Southern's development of positive train control. OTC will work in conjunction with UTCS to facilitate the safe and efficient movement of trains across the network.

OTC enforces train movement authority limits (in other words – the section of track a train has permission to occupy) and speed limits.

OTC features a virtual signaling system, where movement authorities are electronically delivered to the locomotive cab and satellites are utilized for precise locomotive tracking.

The system improves -

Accident & collision avoidance,

Train & switch position visibility,

Throughput and capacity of existing infrastructure, and

The efficiency of personnel.

Norfolk Southern
in the State of South Carolina
Norfolk Southern
NS Trackage Rights
NS Shortline Partners
All Other Railroads
Greenville
Spartanburg
Columbia
Sumter
Orangeburg
Charleston

Optimized Train Control

Development Location

Columbia to Charleston, SC

Non-Signaled, 114 miles

52 switches

18 trains per day

Phase 1 – Completed

Train Tracking

Switch Awareness

Phase 2 – In Process

Electronic delivery of
Movement Authorities

Crew Alerts

Automated Braking

OTC is being developed on the corridor between Columbia and Charleston, SC on 114 miles of non-signaled territory. We have 52 switches and run 18 trains per day over all or parts of the line.

Phase 1 was completed in early 2007 and included train tracking and switch position awareness.

Phase 2 is scheduled to be completed and ready to install in mid to late 2009 and include:

electronic delivery of movement authorities

crew alerts, and

automated braking.

9
10
11
12
S4749
Mile
9.860
Grade
-0.70%
Curve
0.0
Gallons
313.9
I/000GTM
7.46
Speed (mph)
+27.1
Accel (mph/min)
+5.5
Draw Bar (klb)
+105
Current Speed
27.1
Target Speed
18.0
Limits of Authority
7.5 - 11.2
13:01:40
EOT
GPS
Reduction (psi)
0.0
0 5 10 15 20 25 30
Disp Adj
Disp Sel
Dist Hold
Mstr Menu
Profile
Status
MORE

Locomotive Engineer Assist &
Data Event Recorder

Monitors train state in real-time

Location

Track Topology

Speed and Acceleration

In Train Forces

Recommends Optimal
Operations

Throttling

Braking

Minimum and Maximum Speeds

Next, Locomotive Engineer Assist & Event Data Recorder, or LEADER, shares the locomotive cab with OTC and further enhances safety and efficiency.

It has a long name, but it is really a simple concept… LEADER monitors the trains location, track topology (is it going up a grade, descending a grade, about to go into a curve), speed and acceleration, and in train forces and recommends optimal operations for throttling, braking, and minimum and maximum speeds.

50 Loco Parameters
– CAB/EXC/AUX
– EOT
– Electronic Air Brake
– GPS
LocoComm CMU
Profiler Wireless Infrastructure
Golden Run 1.43
Current Operation 1.78
Frequency
1.5
1.6
1.7
1.8
1.9
2.0
2.1
GKTM
Potential Savings Opportunity

Locomotive Engineer Assist &
Data Event Recorder

Benefits

Shortened learning curve
for new engineers

Engineer feedback via
wireless downloads

Reduced Fuel
Consumption

Improved Train Handling

Train separations

Derailments

Implementation starting in
2007

The benefits include –

A shortened learning curve for new engineers due to the fact they have essentially an expert on-board. In addition, the data event recorder part of the system allows for after the fact review and feedback of train handling.

Reduced fuel consumption through more prudent acceleration and braking.

Improved train handling with resulting reductions in train separations and derailments.

Implementation starts in 2007.

Algorithmic Blocking and Classification

Unique system that routes shipments efficiently through
the network

Mileage

Handlings

Facilitates easy changes to the operating plan

Allows for quick, temporary “in and out” alterations in
traffic flows with simple logic adjustments

Derailments

Disasters

Major Events

ABC Next Generation

Before I tell you about ABC Next Generation, let me tell you a little more about ABC. If you recall from earlier in the session, ABC or Algorithmic Blocking and Classification is our car routing algorithm.

It is a sophisticated system, unique within the rail industry, that routes cars efficiently through the network minimizing car mileage and handling.

It allows for easy changes to the operating plan as well as quick, temporary, “in and out” alternations in traffic flows that are needed during derailments, natural disasters, and major public events.

ABC Next Generation

Next Generation Enhancements

Time Dimension

Train and Yard Capacity – Reservation System

Allows

Better use of capacity on trains and at terminals – avoiding congestion and providing more consistent service

Better utilization of locomotives and cars

Control of cars flowing into and through the network

Smoothing of demand at yards

Consistency of arrivals at destination

Implementation in 2008 and 2009

Under ABC Next Generation, we will add the time dimension to the algorithm followed by a train and yard capacity component which is essentially a train reservation system. ABC NG will then route around oversubscribed trains and yards – dynamically changing traffic flows to avoid potential bottlenecks in the network.

This will allow us to make better use of capacity on trains and at yards, avoiding congestion and providing more consistent service.

As a result, we will get better utilization of out locomotives and cars and better control of cars flowing into and through the network due to the smoothing of demand at yards and consistency of arrivals at destination.

Implementation for the time dimension phase is scheduled for 2008 and 2009 for the train and yard capacity phase.

Thank you for your time and attention.